Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-1

Iron Horse Acquisition II Corp.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees Previously Paid	Other	Units, each consisting of one ordinary share, $0.0001 par value, and one right	(1)	Other	23,000,000	$10.00	$230,000,000.00		$35,213.00
Fees Previously Paid	Equity	Ordinary shares included as part of the units	(2)	Other	23,000,000				0.00
Fees Previously Paid	Equity	Rights included as part of the units	(3)	Other	23,000,000				0.00
Fees Previously Paid	Equity	Ordinary shares underlying the Rights included as part of the Units	(4)	Other	2,300,000	$10.00	$23,000,000.00		$3,521.30

Total Offering Amounts:							$253,000,000.00		38,734.30
Total Fees Previously Paid:									49,518.28
Total Fee Offsets:									0.00
Net Fee Due:									$0.00

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Offering Note(s)

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act. Includes up to 3,000,000 units which may be issued upon exercise of a 45-day option granted to the underwriters to cover over-allotments, if any.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act.

Pursuant to Rule 416(a), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share splits, share capitalizations or similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act.

Pursuant to Rule 416(a), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share splits, share capitalizations or similar transactions.

(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act. Includes up to 3,000,000 units which may be issued upon exercise of a 45-day option granted to the underwriters to cover over-allotments, if any.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act.

Pursuant to Rule 416(a), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share splits, share capitalizations or similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act.

Pursuant to Rule 416(a), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share splits, share capitalizations or similar transactions.

(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act. Includes up to 3,000,000 units which may be issued upon exercise of a 45-day option granted to the underwriters to cover over-allotments, if any.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act.

Pursuant to Rule 416(a), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share splits, share capitalizations or similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act.

Pursuant to Rule 416(a), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share splits, share capitalizations or similar transactions.

(4)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act. Includes up to 3,000,000 units which may be issued upon exercise of a 45-day option granted to the underwriters to cover over-allotments, if any.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act.

Pursuant to Rule 416(a), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share splits, share capitalizations or similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act.

Pursuant to Rule 416(a), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share splits, share capitalizations or similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act.

Pursuant to Rule 416(a), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share splits, share capitalizations or similar transactions.